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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2005
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                         Avenue Entertainment Group, Inc
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             (Exact name of registrant as specified in its charter)

         Delaware                       001-12885                 95-4622429
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

777 Westchester Avenue, White Plains, New York                      10604
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   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (914) 249-9700
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Brokaw Purchase
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On September 2, 2005, Avenue Entertainment Group, Inc. (the "Company"), Avenue
Pictures, Inc., a wholly owned subsidiary of the Company ("Avenue Pictures"), Cary Brokaw, and Cary Brokaw Productions, Inc. ("Brokaw Productions"), a corporation wholly owned by Cary Brokaw, entered into an Asset Purchase Agreement (the "Brokaw Agreement"), and completed the asset purchase and sale described in the Brokaw Agreement (the "Brokaw Purchase"). The Brokaw Agreement is attached as Exhibit 2.1 to this Report.

On September 2, 2005, Cary Brokaw resigned as a director of the Company, and as the Company's President and Chief Executive and Financial Officer. Cary Brokaw also resigned prior to completion of the Brokaw Purchase as a director and officer of the following entities, each of which is a direct or indirect wholly owned subsidiary of the Company: Avenue Pictures, Black Coffee Productions, Inc., Grafasi, Inc., Shadow and Light Productions, Inc., TCB Productions, Inc., and LCA Acquisition Subsidiary.

Under the terms of the Brokaw Agreement, (1) Avenue Pictures transferred certain of its assets to Brokaw Productions, (2) Avenue Pictures assigned certain of its liabilities to Brokaw Productions, and (3) Brokaw Productions granted Avenue Pictures a right to certain of the revenues that Brokaw Productions may be entitled to receive in the future related to selected assets transferred by Avenue Pictures to Brokaw Productions pursuant to the Brokaw Agreement. The assets transferred to Brokaw Productions included Avenue Pictures rights in certain theatrical and cable motion picture projects, including all of Avenue Picture's rights under various producer agreements. In addition, the assets also included Avenue Picture's rights to various scripts (including options to purchase or develop various scripts), which may in the future become motion picture or other entertainment projects, as well as certain of Avenue Picture's "First Look" rights with respect to various entertainment projects. Brokaw Productions also acquired various office equipment, furniture, and fixtures so that it could continue Avenue Picture's business that related to the purchased assets.

The terms of the Brokaw Agreement require Cary Brokaw to pay the Company a percentage of any proceeds he receives as a result of any future sale of Brokaw Productions or any registered initial public offering of Brokaw Production's equity securities. Cary Brokaw also transferred 711,250 shares of the Company's common stock to Avenue Pictures, and delivered to the Company for cancellation all options held by him to purchase shares of the Company's common stock. The Company also agreed to issue Cary Brokaw a new option to purchase 500,000 shares of the Company's common stock, at a purchase price of $0.50 per share of Company common stock. This stock option was issued as described below. Brokaw Productions did not pay any cash or cash equivalents as consideration for the Brokaw Purchase.

The Brokaw Agreement also requires the Company and Avenue Pictures to change their corporate names and to cease all use of the names "Avenue Entertainment Group," "Avenue Pictures," and all other similar names, trademark, brand, and logos, as soon as practicable after September 2, 2005.

In connection with the Brokaw Agreement, the Company also entered into a Voting Agreement, dated as of September 2, between the Company and Cary Brokaw, which agreement provides that Cary Brokaw will vote all of the shares of the Company's common stock that he owns in accordance with the recommendation of the Company's board of directors. This Voting Agreement will terminate no later than September 2, 2007.

The foregoing summary of the Brokaw Agreement and the Voting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Brokaw Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 10.1 to this current report on Form 8-K and which is incorporated by reference.

As required by the Brokaw Agreement, effective on September 2, 2005, the Company granted Cary Brokaw an option to purchase shares of its common stock pursuant to a Stock Option Agreement between the Company and Cary Brokaw (the "Brokaw Stock Option Agreement"). Under the terms of the Brokaw Stock Option Agreement, the Company issued Cary Brokaw a fully vested option to purchase 500,000 shares of the Company's common stock, at a purchase price of $0.50 per share of Company common stock. The Company did not register this stock option with the Securities and Exchange Commission, and is issuing this stock option to Cary Brokaw under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"), as a sale of securities not involving a public offering. Cary Brokaw may require the Company to register the shares subject to his option pursuant to the Act.

The foregoing summary of the Brokaw Stock Option Agreement is not complete and is qualified in its entirety by reference to the complete text of the Brokaw Stock Option Agreement, which is filed as Exhibit 10.2 to this current report on Form 8-K and which is incorporated by reference.

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The response to Item 1.01 above is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The response to Item 1.01 above is incorporated by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

On September 2, 2005, in connection with the Brokaw Purchase, the Company accepted the resignation of Cary Brokaw as a director of the Company and as the Company's President and Chief Executive and Financial Officer. Cary Brokaw has not resigned as a director or officer of the Company because of a disagreement with the Company on any matter relating to the Company's operations, policies, or practices, nor was Cary Brokaw removed from the Company's board of directors for cause.

On September 2, 2005, in connection with the Brokaw Purchase, the Company accepted the resignation of Sheri L. Halfon as a director of the Company and as a Senior Vice President of the Company. Sheri Halfon has not resigned as a director or officer of the Company because of a disagreement with the Company on any matter relating to the Company's operations, policies, or practices, nor was Sheri Halfon removed from the Company's board of directors for cause.

On August 31, 2005, Michael Hammer resigned as a director of the Company. Mr. Hammer has not resigned as a director of the Company because of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices, nor was Mr. Hammer removed from the Company's board of directors for cause.

(c)

Effective upon the resignation of Cary Brokaw as President, Chief Executive Officer, and Chief Financial Officer on September 2, 2005, the Company's board of directors appointed Gene Feldman as its new President, Chief Executive Officer, and Chief Financial Officer. Prior to his appointment as the Company's new President, Chief Executive Officer, and Chief Financial Officer, Mr. Feldman was a Director of the Company and served as the Company's Chairman of the Board, and Mr. Feldman continues to serve the Company in such capacities. Further information regarding Mr. Feldman, his background, and his contractual arrangements with the Company can be found in the Company's 10-KSB filed with the Securities Exchange Commission on April 15, 2005, which is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (b) Pro Forma Financial Information:

         The financial information required by this item will be filed by amendment within 71 days after September 2, 2005.

  (c) Exhibits:

         Exhibit           Description
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         2.1               Asset Purchase Agreement between Cary Brokaw
                           Productions Inc., Cary Brokaw, Avenue Pictures, Inc., and Avenue Entertainment Group, Inc. dated as of September 2, 2005
         10.1              Voting Agreement dated as of September 2, 2005, by
                           and among Cary Brokaw ("Brokaw"), Avenue
                           Entertainment Group, Inc., and Gene Feldman
         10.2              Stock Option Agreement between Avenue Entertainment
                           Group, Inc. and Cary Brokaw dated September 2, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2005



                                  By: /s/ Gene Feldman
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                                      Gene Feldman, President & CEO